Exhibit XVI

European Investment Bank SEC report as at and for the six-month period ended June 30, 2026 Financial Statements filed with the U.S. Securities and Exchange Commission SEC report as at June 30, 2026 | 1

European Investment Bank Unaudited Condensed Semi-Annual Financial Statements as at and for the six-month period ended June 30, 2026 SEC Report 2 | SEC report as at June 30, 2026

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2026 UNDER IFRS (in EUR '000)

ASSETS		30.06.2026 (Unaudited)		31.12.2025
1. Cash in hand, balances with central banks and post office banks		217 170		257 807
2. Treasury bills and other bills eligible for refinancing with central banks		47 489 725		41 775 040
3. Loans and advances to credit institutions				
a) repayable on demand	1 830 414		1 952 053	
b) other loans and advances	58 004 026		34 257 129	
c) loans	85 438 440		85 036 511	
d) impairment on loans and advances, net of reversals	- 13 730		- 22 664	
		145 259 150		121 223 029
4. Loans and advances to customers				
a) other loans and advances	116 973		118 282	
b) loans	357 865 906		351 233 550	
c) impairment on loans and advances, net of reversals	- 719 737		- 649 539	
		357 263 142		350 702 293
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 296 690		5 180 688	
b) issued by other borrowers	6 829 921		6 501 992	
		12 126 611		11 682 680
6. Shares and other variable-yield securities		22 992 948		22 608 556
7. Derivative assets		23 332 423		22 447 103
8. Property, furniture and equipment		599 292		567 388
9. Intangible assets		167 795		156 057
10. Other assets		364 730		511 649
11. Prepayments		384 657		338 140
TOTAL ASSETS		**610 197 643**		**572 269 742**

LIABILITIES AND EQUITY		30.06.2026 (Unaudited)		31.12.2025
1. Amounts owed to credit institutions				
a) repayable on demand	216 542		446 323	
b) with agreed maturity or periods of notice	2 502 389		984 650	
		2 718 931		1 430 973
2. Amounts owed to customers				
a) repayable on demand	3 486 575		4 171 810	
b) with agreed maturity or periods of notice	2 555 000		13 170	
		6 041 575		4 184 980
3. Debts evidenced by certificates				
a) debt securities in issue	457 389 116		423 546 857	
b) others	8 500 345		8 017 835	
		465 889 461		431 564 692
4. Derivative liabilities		25 246 668		26 122 185
5. Other liabilities		4 892 950		4 834 273
6. Deferred income		897 629		914 048
7. Provisions				
a) pension plans and health insurance scheme	7 086 509		6 703 866	
b) provisions for guarantees issued and commitments	170 249		112 950	
		7 256 758		6 816 816
TOTAL LIABILITIES		512 943 972		475 867 967
8. Capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
9. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	29 573 675		27 406 037	
c) fair value reserve	1 111 469		1 051 401	
d) special activities reserve	14 897 008		14 015 155	
e) general loan reserve	2 114 703		2 495 377	
		72 576 416		69 847 531
10. Profit for the financial period/year		947 243		2 840 013
Total equity attributable to the equity holders of the Bank		95 714 374		94 878 259
11. Non-controlling interests		1 539 297		1 523 516
TOTAL EQUITY		97 253 671		96 401 775
TOTAL LIABILITIES AND EQUITY		**610 197 643**		**572 269 742**

SEC report as at June 30, 2026 | 3

EIB GROUP CONSOLIDATED INCOME STATEMENT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER IFRS

(in EUR '000)

			H1 2026 (Unaudited)		H1 2025 (Unaudited)		2025
1.	Interest and similar income	14 273 036		15 235 400		23 310 131	
2.	Interest expense and similar charges	- 12 618 174		- 13 727 046		- 20 184 833	
	Net interest income		1 654 862		1 508 354		3 125 298
3.	Fee and commission income	332 035		323 462		684 450	
4.	Fee and commission expense	- 132 114		- 152 606		- 306 271	
	Net fee and commission income		199 921		170 856		378 179
5.	Income from shares and other variable-yield securities		473 720		341 762		1 025 694
6.	Result on financial operations		- 418 620		- 402 856		221 153
7.	Net other operating income and expense		9 978		16 357		50 108
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 128 717		- 237 717		- 212 976
9.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		6 259		242		- 7 302
10.	General administrative expenses						
	a) staff costs	- 584 339		- 569 842		- 1 188 730	
	b) other administrative expenses	- 174 458		- 148 393		- 352 549	
			- 758 797		- 718 235		- 1 541 279
11.	Depreciation and amortisation: property, furniture and equipment and intangible assets						
	a) property, furniture and equipment	- 36 281		- 26 757		- 65 331	
	b) intangible assets	- 26 081		- 18 832		- 64 364	
			- 62 362		- 45 589		- 129 695
12.	Profit for the financial period/year		976 244		633 174		2 909 180
	Attributable to:						
	Non-controlling interests		29 001		18 743		69 167
	Equity holders of the Bank		947 243		614 431		2 840 013

A reclassification was made for H1 2025 in order to improve the readability of the financial statements. See NOTE A.

EIB GROUP CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER IFRS

(in EUR '000)

	H1 2026 (Unaudited)	H1 2025 (Unaudited)	2025
Profit for the financial period/year	976 244	633 174	2 909 180
Other comprehensive income			
Items that will never be reclassified to profit or loss:			
Remeasurements of defined benefit liability	- 172 205	482 600	421 627
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at fair value through profit or loss - fair value reserve	22 048	- 199 546	- 239 761
Net gains / losses on investment in equity instruments designated at fair value through other comprehensive income	47 295	48 184	64 819
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	- 3 041	- 16 758	- 32 386
Changes in fair value attributable to the cash flow hedging derivatives - fair value reserve	- 6 165	4 093	- 3 482
Total other comprehensive income/(loss)	- 112 068	318 573	210 817
Total comprehensive income	864 176	951 747	3 119 997
Attributable to:			
Non-controlling interests	21 257	36 977	91 272
Equity holders of the Bank	842 919	914 770	3 028 725

4 | SEC report as at June 30, 2026

EIB GROUP CONSOLIDATED STATEMENT OF CHANGES IN EQUITY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER IFRS
(in EUR '000)

For the six-month period ended June 30, 2026	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period/year before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at December 31, 2025	**248 795 607**	**- 226 604 892**	**24 879 561**	**27 406 037**	**1 051 401**	**14 015 155**	**2 495 377**	**2 840 013**	**94 878 259**	**1 523 516**	**96 401 775**
Comprehensive income											
Profit for the financial period	0	0	0	0	0	0	0	947 243	947 243	29 001	976 244
Other comprehensive income/(loss)	0	0	0	- 164 461	60 137	0	0	0	- 104 324	- 7 744	- 112 068
Total comprehensive income/(loss)	**0**	**0**	**0**	**- 164 461**	**60 137**	**0**	**0**	**947 243**	**842 919**	**21 257**	**864 176**
Appropriation of prior year's result	**0**	**0**	**0**	**2 338 834**	**0**	**881 853**	**- 380 674**	**- 2 840 013**	**0**	**0**	**0**
Other	0	0	0	- 6 735	- 69	0	0	0	- 6 804	0	- 6 804
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	- 5 476	- 5 476
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 5 476**	**- 5 476**
Balance at June 30, 2026 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**29 573 675**	**1 111 469**	**14 897 008**	**2 114 703**	**947 243**	**95 714 374**	**1 539 297**	**97 253 671**
Balance at December 31, 2024	**248 795 607**	**- 226 604 892**	**24 879 561**	**24 820 946**	**1 277 500**	**12 665 555**	**2 281 423**	**3 748 803**	**91 864 503**	**1 445 879**	**93 310 382**
Comprehensive income											
Profit for the financial period	0	0	0	0	0	0	0	614 431	614 431	18 743	633 174
Other comprehensive income/(loss)	0	0	0	464 366	- 164 027	0	0	0	300 339	18 234	318 573
Total comprehensive income/(loss)	**0**	**0**	**0**	**464 366**	**- 164 027**	**0**	**0**	**614 431**	**914 770**	**36 977**	**951 747**
Appropriation of prior year's result	**0**	**0**	**0**	**2 185 249**	**0**	**1 349 600**	**213 954**	**- 3 748 803**	**0**	**0**	**0**
Other	0	0	0	- 1 135	- 15 289	0	0	0	- 16 424	0	- 16 424
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	- 12 580	- 12 580
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 12 580**	**- 12 580**
Balance at June 30, 2025 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**27 469 426**	**1 098 184**	**14 015 155**	**2 495 377**	**614 431**	**92 762 849**	**1 470 276**	**94 233 125**

SEC report as at **June 30, 2026** | 5

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER IFRS (in EUR '000)

	H1 2026 (Unaudited)	H1 2025 (Unaudited)	2025
A. Cash flows from operating activities:			
Profit for the financial period/year	**976 244**	**633 174**	**2 909 180**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	128 717	237 717	212 976
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	62 362	45 686	130 651
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	- 6 259	- 242	7 302
Change in fair value adjustment of debt securities	45 368	- 52 032	15 056
Change in provisions on pension plans and health insurance scheme	155 194	118 046	264 020
Unrealised result on loans and associated swaps	174 032	- 11 101	- 291 708
Unrealised result on borrowings and associated swaps	- 148 256	- 88 382	- 368 640
Unrealised result on other derivatives	388 566	483 058	420 346
Net interest income	- 1 654 862	- 1 508 354	- 3 125 298
Effect of exchange rate changes	18 676	- 91 352	- 84 189
	139 782	**- 233 782**	**89 696**
Disbursements of loans and advances to credit institutions and customers	- 25 816 625	- 19 954 505	- 52 819 374
Repayments of loans and advances to credit institutions and customers	19 789 055	23 219 829	47 816 442
Change in other loans and advances	- 3 782 181	931 779	968 114
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	44 023	- 109 272	- 152 362
Change in treasury operational portfolios	- 1 898 169	- 12 406 904	- 1 462 819
Change in amounts owed to credit institutions and customers	3 144 451	5 043 773	1 547 115
Payments and annual contributions to pension plans and health insurance scheme during the period/year	37 375	39 287	84 394
Change in interest accrued on cash and cash equivalents	- 42 097	17 837	12 861
Change in other assets and other liabilities and change in prepayments and accruals	158 409	- 1 980 442	- 4 905 011
Interest received	11 479 038	12 253 569	21 608 397
Interest paid	- 10 044 498	- 10 391 581	- 18 069 122
Net cash used in operating activities	**- 6 791 437**	**- 3 570 412**	**- 5 281 689**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the period/year	- 3 239 241	- 2 688 510	- 3 686 986
Securities from Long-Term HQLA Portfolio matured or sold during the period/year	20 800	90 498	161 697
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 905 232	- 1 994 230	- 5 220 418
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	1 238 196	1 692 503	5 542 043
Additions on shares and other variable-yield securities	- 1 511 230	- 1 225 180	- 2 844 854
Reflows on shares and other variable-yield securities	274 246	724 564	1 556 252
Purchase of property, furniture and equipment and intangible assets	- 92 783	- 98 217	- 231 961
Proceeds from sale of non-current assets held for sale	0	2 508	2 508
Net cash used in investing activities	**- 5 215 244**	**- 3 496 064**	**- 4 721 719**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	76 205 209	72 630 054	113 139 018
Redemption of debts evidenced by certificates	- 44 535 939	- 48 105 757	- 107 429 294
Member States' contribution	0	159 848	159 848
Purchase of EIF shares	0	- 3 283	- 3 283
Sale of EIF shares	1 970	0	5 253
Dividend paid to non-controlling interests	- 10 182	- 7 223	- 10 596
Payments of lease liabilities	- 19 903	- 20 865	- 41 982
Net cash generated from financing activities	**31 641 155**	**24 652 774**	**5 818 964**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial period/year	**34 257 058**	**39 036 093**	**39 036 093**
Net cash from:			
Operating activities	- 6 791 437	- 3 570 412	- 5 281 689
Investing activities	- 5 215 244	- 3 496 064	- 4 721 719
Financing activities	31 641 155	24 652 774	5 818 964
Effect of exchange rate changes on cash held	334 621	- 584 223	- 594 591
Cash and cash equivalents at the end of financial period/year	**54 226 153**	**56 038 168**	**34 257 058**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	4 144	9	758
Money market securities	149 575	439 373	0
Loans and advances to credit institutions and customers:			
Repayable on demand	1 830 414	1 680 297	1 952 053
Other loans and advances	52 242 020	53 918 489	32 304 247
	54 226 153	**56 038 168**	**34 257 058**

6 | SEC report as at **June 30, 2026**

(in EUR'000)	31.12.2025	Cash flows	Non-cash changes: Exchange adjustments	Non-cash changes: Change in fair value	Non-cash changes: Other changes	30.06.2026 (Unaudited)
Long-term borrowings (*)	406 510 126	30 277 007	4 173 354	- 2 076 803	0	438 883 684
Lease liability	97 804	- 19 903	- 56	3 482	13 220	94 547
Short-term borrowings (*)	25 054 566	1 392 262	558 838	111	0	27 005 777
Changes in liabilities arising from financing activities	**431 662 496**	**31 649 366**	**4 732 136**	**- 2 073 210**	**13 220**	**465 984 008**

(*) Long-term borrowings and short-term borrowings represent the total of "Debts evidenced by certificates" (Note C).

(in EUR'000)	31.12.2024	Cash flows	Non-cash changes: Exchange adjustments	Non-cash changes: Change in fair value	Non-cash changes: Other changes	30.06.2025 (Unaudited)
Long-term borrowings (*)	417 935 761	22 006 660	- 14 106 094	2 577 657	0	428 413 984
Lease liability	136 011	- 20 865	- 2	2 929	- 6 228	111 845
Short-term borrowings (*)	24 124 976	2 517 636	- 2 118 005	79	0	24 524 686
Changes in liabilities arising from financing activities	**442 196 748**	**24 503 431**	**- 16 224 101**	**2 580 665**	**- 6 228**	**453 050 515**

(*) Long-term borrowings and short-term borrowings represent the total of "Debts evidenced by certificates".

(in EUR'000)	31.12.2024	Cash flows	Non-cash changes: Exchange adjustments	Non-cash changes: Change in fair value	Non-cash changes: Other changes	31.12.2025
Long-term borrowings (*)	417 935 761	2 559 097	- 14 637 352	652 620	0	406 510 126
Lease liability	136 011	- 41 982	40	6 203	- 2 468	97 804
Short-term borrowings (*)	24 124 976	3 150 627	- 2 221 532	495	0	25 054 566
Changes in liabilities arising from financing activities	**442 196 748**	**5 667 742**	**- 16 858 844**	**659 318**	**- 2 468**	**431 662 496**

(*) Long-term borrowings and short-term borrowings represent the total of "Debts evidenced by certificates" (Note C).

SEC report as at **June 30, 2026** | 7

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A Basis of preparation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2026 do not include all of the information and footnotes required for complete semi-annual financial statements, in accordance with IAS 34 *Interim Financial Reporting*.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The result for the six-month period ended June 30, 2026 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2026.

The audited consolidated financial statements as at and for the financial year ended December 31, 2025 were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IASB") and adopted by the European Union (hereafter referred to as "IFRS" Accounting Standards). The unaudited condensed consolidated financial statements as at and for the six-month period ended June 30, 2026 have been prepared using the same accounting principles[1].

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2025.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2026	To credit institutions	To customers	Total
- Disbursed portion	85 438 440	357 865 906	443 304 346
- Undisbursed portion	23 018 667	108 245 537	131 264 204
Aggregate loans granted	108 457 107	466 111 443	574 568 550

Analysis of aggregate loans granted (before provisions) as at December 31, 2025	To credit institutions	To customers	Total
- Disbursed portion	85 036 511	351 233 550	436 270 061
- Undisbursed portion	26 408 564	107 154 243	133 562 807
Aggregate loans granted	111 445 075	458 387 793	569 832 868

[1] In order to better reflect the underlying nature of the costs incurred by the Bank in the context of technical assistance activities under mandates, the Bank decided in 2025 to classify the related external costs (i.e. the portion which is fully recharged to mandators) under "Net other operating income and expense" instead of "General administrative expenses – b) other administrative expenses". Using the same rationale, all related income (i.e. recharges) received from the mandators for technical assistance activities has also been classified under "Net other operating income and expense" instead of "Fee and commission income". This reclassification has been applied as well to June 30, 2025 comparative figures. The impact for the six-month period ended June 30, 2025 is on the following captions: "Net other operating income and expense" (EUR '000 15,005), "Fee and commission income" (EUR '000 -33,173), "General administrative expenses" (EUR '000 18,168).

8 | SEC report as at June 30, 2026

EIB Group is continuously assessing its portfolio in view of heightened geopolitical risks, particularly those arising from the recent military escalation in the Gulf region. While it is too early to assess long-term implications for the overall loan portfolio, the evolving market conditions and sector-specific pressures are being closely monitored.

The movements in the Expected Credit Losses ("ECL") have been accounted for as at June 30, 2026 and as at December 31, 2025 as follows:

Impairment on disbursed loans (in EUR '000)						
	30.06.2026			31.12.2025		
IFRS 9 Stage	To credit institutions	To customers	Total	To credit institutions	To customers	Total
Stage 1	10,459	59,453	69,912	18,029	68,635	86,664
Stage 2	3,199	184,318	187,517	4,612	126,440	131,052
Stage 3	0	475,966	475,966	0	454,464	454,464
Total	**13,658**	**719,737**	**733,395**	**22,641**	**649,539**	**672,180**

Impairment on undisbursed loans (in EUR '000)						
	30.06.2026			31.12.2025		
IFRS 9 Stage	To credit institutions	To customers	Total	To credit institutions	To customers	Total
Stage 1	2,284	12,396	14,680	4,075	11,408	15,483
Stage 2	1,283	71,798	73,081	10,248	75,490	85,738
Stage 3	0	11,050	11,050	0	0	0
Total	**3,567**	**95,244**	**98,811**	**14,323**	**86,898**	**101,221**

SEC report as at **June 30, 2026** | 9

NOTE C Debts evidenced by certificates (in EUR '000)

CURRENCY	CARRYING AMOUNT AT 30.06.2026 (UNAUDITED)	AVERAGE RATE [(*)] 30.06.2026 (UNAUDITED)	DUE DATES (EARLIEST/LATEST) (UNAUDITED)	CARRYING AMOUNT AT 31.12.2025	AVERAGE RATE [(*)] 31.12.2025
EUR	264 820 310	1.87	2026/2061	255 754 576	1.72
USD	129 188 195	3.59	2026/2058	107 940 536	3.41
GBP	33 939 660	3.98	2026/2054	32 913 915	3.85
PLN	10 100 297	3.48	2026/2043	9 213 341	3.34
AUD	9 890 801	3.35	2026/2040	8 258 158	3.18
SEK	3 955 757	2.29	2026/2040	4 201 597	2.21
CHF	2 595 184	1.91	2027/2038	2 806 469	2.01
NOK	2 477 081	3.52	2027/2037	2 348 881	3.52
CAD	1 984 046	2.91	2028/2045	2 046 115	2.91
ZAR	1 971 170	7.72	2026/2035	1 917 772	7.72
BRL	803 386	11.28	2027/2035	331 570	11.38
INR	744 285	6.88	2029/2035	762 342	6.88
HKD	728 445	2.83	2027/2031	99 236	3.35
DKK	601 416	0.00	2031/2031	557 923	0.13
JPY	590 799	2.47	2027/2053	909 537	2.26
MXN	586 612	6.90	2027/2033	495 562	6.86
NZD	363 855	3.27	2027/2028	360 111	3.27
CZK	211 363	3.94	2027/2034	231 373	3.83
CNY	132 140	2.56	2026/2026	297 874	2.65
EGP	67 810	16.26	2027/2028	40 245	15.75
HUF	44 768	4.83	2031/2033	0	0
GEL	28 233	8.03	2028/2028	25 727	8.03
COP	26 014	10.50	2031/2031	0	0
RON	20 071	2.23	2026/2026	20 028	2.23
ARS	12 449	24.40	2028/2028	0	0
TRY	5 314	10.16	2027/2027	11 128	10.65
RUB	0	0	N/A	20 676	4.25
TOTAL	**465 889 461**			**431 564 692**	

[(*)] Weighted average interest rates at balance sheet date.

The principal and interest of certain structured borrowings are linked to stock exchange indexes (historical value: EUR 500m at June 30, 2026 and EUR 500m at December 31, 2025). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2026, the Bank held 59.63% of the EIF's subscribed capital (59.67% as at December 31, 2025).

Under the terms of the replacement share purchase undertaking ('RSPU'), the Bank offered to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 692,236.15 per share as at June 30, 2026. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, net of the dividend decided by the EIF's General Meeting. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

10 | SEC report as at **June 30, 2026**

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR ‘000)

		30.06.2026 (Unaudited)		31.12.2025
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		**36 848 066**		**36 233 232**
Commitments:				
- EBRD capital uncalled		**712 630**		**712 630**
- Undisbursed loans				
credit institutions	23 018 667		26 408 564	
customers	108 245 537		107 154 243	
		131 264 204		**133 562 807**
- Undisbursed private equity and venture capital operations		**7 323 150**		**7 126 335**
- Undisbursed equity investments and infrastructure funds		**4 543 759**		**4 174 972**
- Undisbursed other investments		**2 868 837**		**2 700 559**
- Securities receivable		**40 812**		**0**
- Borrowings launched but not yet settled		**22 048**		**223 950**
Assets held on behalf of third parties:				
- Innovation Fund	15 410 429		14 102 137	
- Modernisation fund	10 338 391		7 224 104	
- Investment Facility Cotonou	3 565 801		3 519 226	
- RRF-FI	2 799 296		3 892 094	
- InnovFin	2 066 991		2 085 519	
- InvestEU	1 538 251		1 638 036	
- NER300	1 096 839		1 097 186	
- Pan-European Guarantee Fund	933 924		814 876	
- CEF	842 879		836 775	
- Partnership Platform for Funds	814 110		790 050	
- ESIF	800 405		804 956	
- REG	346 529		337 298	
- EU-Africa Infrastructure Trust Fund	290 887		323 905	
- Decentralised Financial Instruments	282 632		273 858	
- COSME LGF & EFG	277 921		283 536	
- JEREMIE	236 656		228 139	
- ACP Trust Fund EC Compartment	204 526		201 664	
- Trust accounts with ETCI	200 817		249 360	
- SME initiative Italy	199 147		204 044	
- SME initiative Romania	190 609		192 617	
- European Fund for Strategic Investments (‘EFSI EIF’)	161 020		164 849	
- HDW POLIO IG	131 397		108 356	
- EU for Ukraine Fund	123 356		122 391	
- Special Section	88 200		90 108	
- InvestEU Advisory Hub	75 223		93 626	
- GIF 2007	74 074		58 898	
- EFSI-EIAH	69 615		28 662	
- NPI	65 860		69 952	
- EaSI	64 836		68 745	
- Private Finance for Energy Efficiency Instrument	59 577		59 775	
- InnovFin SME Guarantee	56 482		53 672	
- SMEG 2007	56 168		55 868	
- DCFTA	52 010		50 931	
- NDICI IW1, IW2 and IW4	50 857		48 218	
- NIF Risk Capital Facility	50 164		47 587	
- Cultural Creative Sectors Guarantee Facility	48 725		31 997	
- JESSICA Holding Funds	48 352		34 480	
- SME initiative Finland	46 624		48 849	
- ENPI	43 496		42 892	
- WB EDIF	41 642		43 849	

SEC report as at **June 30, 2026** | 11

NOTE E (continued) **Commitments, contingent liabilities and other memorandum items (in EUR '000)**

		30.06.2026 (Unaudited)		31.12.2025
- Bundesministerium für Wirtschaft und Technologie	41 117		52 243	
- IPA II / IPA III	37 932		28 948	
- SME initiative Bulgaria	37 328		38 603	
- InnovFin Equity	35 453		38 801	
- SME initiative Malta	28 119		27 837	
- TTA Türkiye	28 041		27 972	
- FEMIP Trust Fund	26 787		24 733	
- SME initiative Spain	26 141		12 265	
- GCFF Jordan Private Sector Guarantee Facility	23 930		22 756	
- NIF Trust Fund	20 214		20 074	
- EU Support to Boost Africa	18 012		18 639	
- EPTA Trust Fund	17 919		17 976	
- German Future Fund Growth Facility	17 816		24 681	
- AECID	13 213		22 507	
- MAP guarantee	11 132		11 040	
- Natural Capital Financing Facility	9 654		9 449	
- KBC Climate & Infrastructure Private Investors Partnership	5 884		3 077	
- DESIREE	5 703		6 135	
- BIF	4 564		11 603	
- FTPL (Future Tech Poland)	4 391		0	
- LFA-EIF Facility	4 358		1 542	
- AGRI	3 917		4 025	
- GEEREF	3 456		3 431	
- EPIC	3 055		3 468	
- 3SIIF	2 643		2 667	
- EFSD Guarantee - SME Access to Finance Initiative	2 304		990	
- Alp GIP	1 786		2 754	
- Central Europe FoF	1 754		1 851	
- MAP Equity	1 731		1 668	
- Student Loan Guarantee Facility	1 700		1 696	
- fi-compass	1 690		1 791	
- PGFF	1 492		1 061	
- FoF mandates (virtual)	1 256		2 262	
- GEF-UNEP	1 110		1 057	
- EU Trade and Competitiveness Program	528		616	
- MDD	306		755	
- G43 Trust Fund	289		288	
- EU4Business Guarantee Facility Ukraine	247		265	
- EU4Business Guarantee Facility	216		238	
- German Corona Matching Facility (CMF)	210		854	
- PFSI	199		219	
- TTP	198		197	
- AIP Kulima	186		244	
- AIP Zambia	138		178	
- European Technology Facility	35		44	
- GGF	7		7	
- GAGF	5		5	
- JASPERS	0		1 529	
- TARGET	0		1 269	
		44 292 884		40 879 395
Other items:				
- Notional value of interest rate swaps		670 898 828		631 978 110
- Notional value of currency swap contracts payable		218 409 050		208 844 111
- Notional value of currency swap contracts receivable		217 821 562		205 154 785
- Notional amount of futures contracts		52 402 697		44 442 868
- Notional value of short-term currency swap contracts receivable		42 116 127		22 930 155
- Notional value of short-term currency swap contracts payable		41 424 589		23 008 868
- Special deposits for servicing borrowings		374 139		489
- Currency swaps launched but not yet settled receivable		22 048		0
- Currency swaps launched but not yet settled payable		21 913		0

12 | SEC report as at **June 30, 2026**

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2026 (in EUR '000)

ASSETS	EU Accounting Directives	EU Accounting Directives 30.06.2026 (Unaudited)	Adjustments Impact	Adjustments Ref.	IFRS	IFRS 30.06.2026 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		217 170	0			217 170
2. Treasury bills and other bills eligible for refinancing with central banks		47 339 102	150 623	A.1, B.1, C		47 489 725
3. Loans and advances to credit institutions						
a) repayable on demand	1 830 414		0		1 830 414	
b) other loans and advances	57 916 171		87 855	A.2, B.4	58 004 026	
c) loans	85 493 157		- 54 717	A.2, B.4	85 438 440	
d) impairment on loans and advances, net of reversals	0		- 13 730	C	- 13 730	
		145 239 742				145 259 150
4. Loans and advances to customers						
a) other loans and advances	116 939		34	A.2, B.4	116 973	
b) loans	359 158 282		- 1 292 376	A.2, B.4	357 865 906	
c) impairment on loans and advances, net of reversals	- 737 526		17 789	C	- 719 737	
		358 537 695				357 263 142
5. Debt securities including fixed-income securities						
a) issued by public bodies	5 320 981		- 24 291	A.1, B.1, C	5 296 690	
b) issued by other borrowers	6 802 724		27 197	A.1, B.1, C	6 829 921	
		12 123 705				12 126 611
6. Shares and other variable-yield securities		14 049 839	8 943 109	B.2, B.3		22 992 948
7. Participating interests		538 051	- 538 051	B.3		0
8. Derivative assets			23 332 423	B.5		23 332 423
9. Property, furniture and equipment		500 012	99 280	G		599 292
10. Intangible assets		167 795	0			167 795
11. Other assets		294 842	69 888	B.5, H		364 730
12. Prepayments		15 428 169	- 15 043 512	A.1, A.2, A.4, B.1, B.4, B.5		384 657
TOTAL ASSETS		594 436 122				610 197 643

LIABILITIES AND EQUITY	EU Accounting Directives	EU Accounting Directives 30.06.2026 (Unaudited)	Adjustments Impact	Adjustments Ref.	IFRS	IFRS 30.06.2026 (Unaudited)
Liabilities						
1. Amounts owed to credit institutions						
a) repayable on demand	216 542		0		216 542	
b) with agreed maturity or periods of notice	2 501 772		617	A.3	2 502 389	
		2 718 314				2 718 931
2. Amounts owed to customers						
a) repayable on demand	3 486 575		0		3 486 575	
b) with agreed maturity or periods of notice	2 555 000		0		2 555 000	
		6 041 575				6 041 575
3. Debts evidenced by certificates						
a) debt securities in issue	460 117 363		- 2 728 247	A.4	457 389 116	
b) others	7 986 625		513 720	A.4	8 500 345	
		468 103 988				465 889 461
4. Derivative liabilities			25 246 668	B.5		25 246 668
5. Other liabilities		4 044 793	848 157	A.2, B.5, E, G, H		4 892 950
6. Deferred income		16 535 204	- 15 637 575	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		897 629
7. Provisions						
a) pension plans and health insurance scheme	6 050 209		1 036 300	D	7 086 509	
b) provisions for guarantees issued and commitments	163 277		6 972	C	170 249	
c) provision for commitment on loans	11 050		- 11 050	C		
		6 224 536				7 256 758
TOTAL LIABILITIES		503 668 410				512 943 972
Equity						
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Reserves						
a) reserve fund	24 879 561		0		24 879 561	
b) additional reserves	23 341 003		6 232 672	A-H	29 573 675	
c) fair value reserve			1 111 469	A.4, B.2, B.5	1 111 469	
d) special activities reserve	14 897 008		0		14 897 008	
e) general loan reserve	2 114 703		0		2 114 703	
		65 232 275				72 576 416
10. Profit for the financial period		1 504 687	- 557 444	A-H		947 243
11. Non-controlling interests		1 840 035	- 300 738	E		1 539 297
TOTAL EQUITY		90 767 712				97 253 671
TOTAL LIABILITIES AND EQUITY		594 436 122				610 197 643

SEC report as at **June 30, 2026** | 13

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED INCOME STATEMENT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 (in EUR '000)

		EU Accounting Directives H1 2026 (Unaudited)		Adjustments		IFRS H1 2026 (Unaudited)	
				Impact	Ref.		
1.	**Interest and similar income**		**14 820 314**	- 547 278	A.1, A.2, B.1, B.4, B.5	14 273 036	
2.	**Interest expense and similar charges**		**- 12 950 795**	332 621	A.4, B.5, D, E, G	- 12 618 174	
	Net interest income						**1 654 862**
3.	**Fee and commission income**		**329 815**	2 220	F	332 035	
4.	**Fee and commission expense**		**- 132 114**	0		- 132 114	
	Net fee and commission income						**199 921**
5.	**Income from shares and other variable-yield securities**		**473 720**	**0**			**473 720**
6.	**Result on financial operations**		**- 29 447**	**- 389 173**	A.1, A.2, A.4, B.1, B.2, B.3, B.4, B.5, G, H		**- 418 620**
7.	**Net other operating income and expense**		**9 978**	**0**			**9 978**
8.	**Change in impairment on loans and advances and provisions for guarantees, net of reversals**		**- 155 171**	**26 454**	C, H		**- 128 717**
9.	**Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals**		**4 469**	**1 790**	C, B.3		**6 259**
10.	**General administrative expenses**						
	a) staff costs	- 586 601		2 262	D	- 584 339	
	b) other administrative expenses	- 194 361		19 903	G	- 174 458	
			- 780 962				**- 758 797**
11.	**Depreciation and amortisation: property, furniture and equipment and intangible assets**						
	a) property, furniture and equipment	- 12 232		- 24 049	G	- 36 281	
	b) intangible assets	- 26 081		0		- 26 081	
			- 38 313				**- 62 362**
12.	**Profit for the financial period**		**1 551 494**				**976 244**
	Attributable to:						
	Non-controlling interests		**46 807**	- 17 806	E		**29 001**
	Equity holders of the Bank		**1 504 687**				**947 243**

14 | SEC report as at **June 30, 2026**

Valuation and income recognition differences between IFRS and EU Accounting Directives Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting) 1 Debt securities portfolio Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost (with the exception of the Securities Liquidity Portfolio). Accrued interest is recorded under consolidated balance sheet item "Prepayments and accrued income". Accrued retrocessions and up-front fees are recorded under consolidated balance sheet item "Accruals and deferred income". Under IFRS, the Group applies fair value hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged. Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss. Accrued interest less accrued retrocessions and unamortized up-front fees are reported on the consolidated balance sheet within the balance of the instrument to which it relates. In case of debt securities classified at amortised cost, the difference between the entry price and the redemption value is amortised in accordance with the effective interest rate method over the remaining life of the securities under "Interest and similar income". Changes in fair value and hedge fair values of hedged debt securities are recognised in the consolidated income statement under "Result on financial operations". 2 Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, the Group applies fair value hedge accounting (FVH) and cash flow hedge accounting (CFH) to eligible hedged loans. The carrying amount of the loans that are in FVH relationship is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss (FVTPL). Changes in fair value of FVTPL loans and in hedge fair value for those in FVH relationship are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the asset to which it relates. Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income". Under IFRS, the up-front fees on loans: · are recognised immediately under "Result on financial operations" in the consolidated income statement for the loans that are designated to the fair value option; · are amortised over the maturity of the loan and recognised in consolidated balance sheet under "Loans and advances to credit institutions and customers" for the loans that are designated to fair value hedge accounting and/or amortised cost. Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the new financial asset at its fair value, and the recording of the net modification gain or loss impact in the consolidated income statement under "Result on financial operations". Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate. 3 Amounts owed to credit institutions Under EU Accounting Directives, "Amounts owed to credit institutions" is presented in the consolidated balance sheet at redemption amounts. Interest on amounts owed to credit institutions is recorded in the consolidated profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income". Under IFRS, "Amounts owed to credit institutions" is presented in the consolidated balance sheet at amortised cost. Interest on amounts owed to credit institutions is recorded in the consolidated income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. SEC report as at June 30, 2026 | 15

4 Debts evidenced by certificates Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Accruals and deferred income". Issuance fees and redemption premiums or discounts, which are recorded under "Prepayments and accrued income" or "Accruals and deferred income", are amortised on a straight-line basis and subsequently recognised in the consolidated profit and loss account under "Interest payable and similar charges". Under IFRS, the Group applies fair value hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at FVTPL. Changes in fair value of FVTPL debt evidenced by certificates and in hedge fair values of those under fair value hedge accounting, are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the debt instrument to which it relates. Issuance fees and redemption premiums or discounts are reported on the consolidated balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates using the effective interest method, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the consolidated income statement under "Result on financial operations". For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes are recorded in "Other comprehensive income" ("OCI") in the "Fair value reserve". B Financial assets and liabilities classified mandatorily at fair value through profit or loss or designated at fair value through other comprehensive income 1 Debt securities portfolio Under EU Accounting Directives, debt securities portfolios, with the exception of the Securities Liquidity Portfolio, are recorded at purchase price and measured at amortised cost. Securities Liquidity Portfolio debt securities are carried at fair value. Changes in fair value are reflected directly in consolidated profit and loss account under "Result on financial operations". Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" and "Accruals and deferred income". Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss. Changes in fair value of these debt securities are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on financial operations" in the consolidated income statement. 2 Shares and other variable-yield securities Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date. Respective value adjustments are recorded under "Result on financial operations". Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the consolidated income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve". 3 Participating interests Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests". Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations". 16 | SEC report as at June 30, 2026

C 4 5 a b Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, loans that are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the consolidated income statement. Changes in fair value of loans are recognised in the consolidated income statement under "Result on financial operations". Derivative assets and liabilities Treasury derivatives Under EU Accounting Directives, derivative instruments in the Securities Liquidity Portfolio are marked to market and recorded under "Other assets" or "Other liabilities". Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS, all derivative assets and derivative liabilities are recognised on the consolidated balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". Derivatives and hedging activities Under EU Accounting Directives, hedging derivative instruments are not recognised on balance sheet. They are reported off balance sheet at nominal amount. Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges". In case of currency swaps, the revaluation of the spot leg of a currency swap is neutralised in "Accruals and deferred income" or "Prepayments and accrued income". Under IFRS, all derivative assets and derivative liabilities are recognised on balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. CVA, DVA and CollVA are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations". For derivatives used in fair value hedge accounting (FVH), the gain or loss of the designated part of the hedging instrument is recognised in the consolidated income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the consolidated income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI. For derivatives used in cash flow hedge accounting (CFH), the gain or loss on the effective portion of the hedging instrument is recognised under OCI. When cash flows relating to the hedged items (e.g. interest income) are reported in the income statement, amounts in OCI are reclassified to the consolidated income statement. For derivatives used in fair value hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative using the effective interest method under "Interest payable and similar charges", unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations". Impairment of financial assets measured at amortised cost and loan commitments Under EU Accounting Directives, value adjustments on loans and advances are recorded where: (i) there is a risk of non-recovery of all or part of their amounts, or (ii) to capture loans in the portfolio which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the consolidated balance sheet. Value adjustments for debt securities are recorded, if these are other than temporary, or to capture debt securities which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account under "Value SEC report as at June 30, 2026 | 17

(re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the consolidated balance sheet. Under IFRS, the Group is required to recognise a loss allowance for all loans and advances, and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired or otherwise on 12-months ECL. Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the consolidated balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provisions for guarantees issued and commitments". Changes in the ECL allowances are recorded in the consolidated income statement either under: · "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or; · "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities. D Pension funds Under EU Accounting Directives, the 10% corridor approach is adopted, whereby cumulative current year actuarial gains or losses in excess of 10% of the commitments for retirement benefits are recognised over a period of 7 years on a straight-line basis in "General administrative expenses a) staff costs". Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans. Cumulative actuarial surpluses and deficits are recognised in full in OCI under "Additional reserves". Adjustments to staff costs are recognised under "General administrative expenses a) staff costs" and adjustments to interest cost under "Interest expense and similar charges". E Non-controlling interests The Bank and the European Investment Fund (the "EIF") together are defined as the Group. The Bank granted a put option to the minority shareholders, other than EC, on their entire holding of its subsidiary, the EIF. Under EU Accounting Directives, the non-controlling interests are recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the consolidated off-balance sheet of the Group. Under IFRS, the non-controlling interests are reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities" and attributed to equity holders of the Bank. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charges". Any excess or deficit of non-controlling interests over the agreed price is reversed to "Reserves". F Fee and commission income The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed. For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the consolidated balance sheet under "Deferred income" and released against "Fee and commission income". Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity. This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years. 18 | SEC report as at June 30, 2026

G Leases Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses". In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities". Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the consolidated income statement under "Interest expense and similar charges". The revaluation result is recorded in the consolidated income statement under "Result on financial operations". H Financial Guarantee Contracts Under EU Accounting Directives, net liabilities from financial guarantees are presented in the consolidated balance sheet under "Provisions b) provision in respect of guarantee operations". Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised. Any increase or decrease in the net liability is recognised in the consolidated profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities". Under IFRS, net unrealised gains from financial guarantees are recorded in the consolidated balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12-months ECL or lifetime ECL, are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provisions for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the consolidated income statement under "Result on financial operations". Any increase or decrease in the "Provisions for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the consolidated income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals". SEC report as at June 30, 2026 | 19

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2026 (Unaudited)		31.12.2025
1. Cash in hand, balances with central banks and post office banks		217 170		257 807
2. Treasury bills and other bills eligible for refinancing with central banks		47 339 102		41 669 631
3. Loans and advances to credit institutions				
a) repayable on demand	1 830 414		1 952 053	
b) other loans and advances	57 916 171		34 194 986	
c) loans	85 493 157		85 154 793	
		145 239 742		121 301 832
4. Loans and advances to customers				
a) other loans and advances	116 939		118 171	
b) loans	359 158 282		352 723 030	
c) value adjustments	- 737 526		- 701 308	
		358 537 695		352 139 893
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 320 981		5 218 548	
b) issued by other borrowers	6 802 724		6 490 133	
		12 123 705		11 708 681
6. Shares and other variable-yield securities		14 049 839		13 288 286
7. Participating interests		538 051		542 863
8. Intangible assets		167 795		156 057
9. Tangible assets		500 012		457 280
10. Other assets		294 842		406 414
11. Prepayments and accrued income		15 428 169		12 510 099
TOTAL ASSETS		**594 436 122**		**554 438 843**

LIABILITIES		30.06.2026 (Unaudited)		31.12.2025
1. Amounts owed to credit institutions				
a) repayable on demand	216 542		446 323	
b) with agreed maturity or periods of notice	2 501 772		984 159	
		2 718 314		1 430 482
2. Amounts owed to customers				
a) repayable on demand	3 486 575		4 171 810	
b) with agreed maturity or periods of notice	2 555 000		13 146	
		6 041 575		4 184 956
3. Debts evidenced by certificates				
a) debt securities in issue	460 117 363		424 728 413	
b) others	7 986 625		6 974 114	
		468 103 988		431 702 527
4. Other liabilities		4 044 793		4 007 830
5. Accruals and deferred income		16 535 204		17 957 588
6. Provisions				
a) pension plans and health insurance scheme	6 050 209		5 857 640	
b) provision in respect of guarantee operations	163 277		88 835	
c) provision for commitment on loans	11 050		0	
		6 224 536		5 946 475
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	23 341 003		20 946 164	
c) special activities reserve	14 897 008		14 015 155	
d) general loan reserve	2 114 703		2 495 377	
		65 232 275		62 336 257
9. Profit for the financial period/year		1 504 687		2 880 389
10. Equity attributable to minority interest		1 840 035		1 801 624
TOTAL LIABILITIES		**594 436 122**		**554 438 843**

20 | SEC report as at **June 30, 2026**

EIB GROUP CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		H1 2026 (Unaudited)		H1 2025 (Unaudited)		2025
1. Interest receivable and similar income		14 820 314		15 768 649		24 256 160
2. Interest payable and similar charges		- 12 950 795		- 14 000 966		- 20 683 727
3. Income from securities		473 720		341 762		1 025 694
4. Commissions receivable		329 815		321 035		679 856
5. Commissions payable		- 132 114		- 152 606		- 306 271
6. Net result on financial operations		- 29 447		- 49 209		- 139 720
7. Net other operating income and expense		9 978		16 357		50 108
8. General administrative expenses						
a) staff costs	- 586 601		- 549 454		- 1 148 923	
b) other administrative expenses	- 194 361		- 169 257		- 394 531	
		- 780 962		- 718 711		- 1 543 454
9. Value adjustments in respect of tangible and intangible assets						
a) tangible assets	- 12 232		- 13 421		- 33 799	
b) intangible assets	- 26 081		- 18 832		- 64 364	
		- 38 313		- 32 253		- 98 163
10. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		- 155 171		- 207 680		- 245 892
11. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		4 469		- 15 442		- 7 666
12. Profit for the financial period/year		1 551 494		1 270 936		2 986 925
13. Profit attributable to minority interest		46 807		40 078		106 536
14. Profit attributable to equity holders of the Bank		1 504 687		1 230 858		2 880 389

A reclassification was made for H1 2025 in order to improve the readability of the financial statements. See NOTE A.

SEC report as at **June 30, 2026** | 21

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

	H1 2026 (Unaudited)	H1 2025 (Unaudited)	2025
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 551 494**	**1 270 936**	**2 986 925**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	155 171	207 680	245 892
Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests	- 4 469	15 442	7 666
Value adjustments in respect of tangible and intangible assets, and write-off	38 313	32 350	99 119
Value (re-)adjustments in respect of shares and other variable-yield securities	486 981	49 301	141 954
Change in provisions on pension plans and health insurance scheme	155 194	118 046	264 020
Net interest income	- 1 869 519	- 1 767 683	- 3 572 433
Effect of exchange rate changes	18 676	- 91 352	- 84 189
	531 841	**- 165 280**	**88 954**
Disbursements of loans and advances to credit institutions and customers	- 25 816 625	- 19 954 505	- 52 819 374
Repayments of loans and advances to credit institutions and customers	19 789 055	23 219 829	47 816 442
Change in other loans and advances	- 3 782 181	931 779	968 114
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	44 023	- 109 272	- 152 382
Change in treasury operational portfolios	- 1 852 801	- 12 458 936	- 1 447 763
Change in amounts owed to credit institutions and customers	3 144 451	5 043 773	1 547 115
Payments and annual contributions to pension plans and health insurance scheme during the period/year	37 375	39 287	84 394
Change in other assets and other liabilities	76 160	- 124 185	- 216 821
Change in prepayments and accrued income and in accruals and deferred income	- 417 178	- 1 875 755	- 4 731 625
Interest received	11 479 038	12 253 569	21 608 397
Interest paid	- 10 044 498	- 10 391 581	- 18 069 122
Net cash used in operating activities	**- 6 811 340**	**- 3 591 277**	**- 5 323 671**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the period/year	- 3 239 241	- 2 688 510	- 3 686 986
Securities from Long-Term HQLA Portfolio matured or sold during the period/year	20 800	90 498	161 697
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 905 232	- 1 994 230	- 5 220 418
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	1 238 196	1 692 503	5 542 043
Additions on shares and other variable-yield securities	- 1 494 613	- 1 205 385	- 2 794 498
Reflows on shares and other variable-yield securities	248 347	695 596	1 515 788
Additions on participating interests	- 16 617	- 19 795	- 50 356
Reflows on participating interests	25 899	28 968	40 464
Purchase of tangible and intangible assets	- 92 783	- 98 217	- 231 961
Proceeds from sale of non-current assets held for sale	0	2 508	2 508
Net cash used in investing activities	**- 5 215 244**	**- 3 496 064**	**- 4 721 719**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	76 205 209	72 630 054	113 139 018
Redemption of debts evidenced by certificates	- 44 535 939	- 48 105 757	- 107 429 294
Member States' contribution	0	159 848	159 848
Purchase of EIF shares	0	- 3 283	- 3 283
Sale of EIF shares	1 970	0	5 253
Dividend paid to EIF minority shareholders	- 10 182	- 7 223	- 10 596
Net cash generated from financing activities	**31 661 058**	**24 673 639**	**5 860 946**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial period/year	**34 257 058**	**39 036 093**	**39 036 093**
Net cash from:			
Operating activities	- 6 811 340	- 3 591 277	- 5 323 671
Investing activities	- 5 215 244	- 3 496 064	- 4 721 719
Financing activities	31 661 058	24 673 639	5 860 946
Effect of exchange rate changes on cash held	334 621	- 584 223	- 594 591
Cash and cash equivalents at the end of financial period/year	**54 226 153**	**56 038 168**	**34 257 058**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	4 144	9	758
Money market securities	149 575	439 373	0
Loans and advances to credit institutions and customers:			
Repayable on demand	1 830 414	1 680 297	1 952 053
Other loans and advances	52 242 020	53 918 489	32 304 247
	54 226 153	**56 038 168**	**34 257 058**

22 | SEC report as at June 30, 2026

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of preparation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2026 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2026 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2026.

The audited consolidated financial statements as at and for the financial year ended December 31, 2025 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed consolidated financial statements as at and for the six-month period ended June 30, 2026 are based on the same principles[2].

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2025.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2026	To credit institutions	To customers	Total
- Disbursed portion	85 493 157	359 158 282	444 651 439
- Undisbursed portion	23 018 667	108 245 537	131 264 204
Aggregate loans granted	108 511 824	467 403 819	575 915 643

Analysis of aggregate loans granted (before provisions) as at December 31, 2025	To credit institutions	To customers	Total
- Disbursed portion	85 154 793	352 723 030	437 877 823
- Undisbursed portion	26 408 564	107 154 243	133 562 807
Aggregate loans granted	111 563 357	459 877 273	571 440 630

[2] In order to better reflect the underlying nature of the costs incurred by the Bank in the context of technical assistance activities under mandates, the Bank decided in 2025 to classify the related external costs (i.e. the portion which is fully recharged to mandators) under "Net other operating income and expense" instead of "General administrative expenses – b) other administrative expenses". Using the same rationale, all related income (i.e. recharges) received from the mandators for technical assistance activities has also been classified under "Net other operating income and expense" instead of "Commissions receivable". This reclassification has been applied as well to June 30, 2025 comparative figures. The impact for the six-month period ended June 30, 2025 is on the following captions: "Commissions receivable" (EUR '000 -33,173), "Net other operating income and expense" (EUR '000 15,005), "General administrative expenses" (EUR '000 18,168).

SEC report as at June 30, 2026 | 23

EIB Group is continuously assessing its portfolio in view of heightened geopolitical risks, particularly those arising from the recent military escalation in the Gulf region. While it is too early to assess long-term implications for the overall loan portfolio, the evolving market conditions and sector-specific pressures are being closely monitored. Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2026 and as at December 31, 2025 as follows: Value adjustments on loans and advances (in EUR ‘000) Balance sheet caption Type of value adjustment 30.06.2026 31.12.2025 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 0 0 Loans and advances to customers c) value adjustments Collective 0 0 Specific 737,526 701,308 Total value adjustments 737,526 701,308 24 | SEC report as at June 30, 2026

NOTE C Debts evidenced by certificates (in EUR '000)

CURRENCY	CARRYING AMOUNT AT 30.06.2026 (UNAUDITED)	AVERAGE RATE (*) 30.06.2026 (UNAUDITED)	DUE DATES (EARLIEST/LATEST) (UNAUDITED)	CARRYING AMOUNT AT 31.12.2025	AVERAGE RATE (*) 31.12.2025
EUR	270 125 950	1.87	2026/2061	258 847 100	1.72
USD	127 680 016	3.59	2026/2058	107 372 339	3.41
GBP	32 740 052	3.98	2026/2054	30 910 367	3.85
PLN	10 060 528	3.48	2026/2043	9 254 916	3.34
AUD	9 804 175	3.35	2026/2040	8 372 690	3.18
SEK	3 919 863	2.29	2026/2040	4 064 594	2.21
CHF	2 580 984	1.91	2027/2038	2 550 676	2.01
NOK	2 449 052	3.52	2027/2037	2 338 934	3.52
CAD	1 973 371	2.91	2028/2045	1 985 150	2.91
ZAR	1 939 906	7.72	2026/2035	1 860 182	7.72
BRL	761 983	11.28	2027/2035	305 843	11.38
HKD	723 559	2.83	2027/2031	97 306	3.35
INR	715 766	6.88	2029/2035	731 085	6.88
DKK	602 055	0.00	2031/2031	645 899	0.13
JPY	585 551	2.47	2027/2053	913 651	2.26
MXN	567 754	6.90	2027/2033	487 736	6.86
NZD	360 052	3.27	2027/2028	355 741	3.27
CZK	183 571	3.94	2027/2034	202 281	3.83
CNY	129 343	2.56	2026/2026	291 751	2.65
EGP	66 041	16.26	2027/2028	35 858	15.75
HUF	44 906	4.83	2031/2033	0	0
GEL	27 442	8.03	2028/2028	26 072	8.03
COP	25 450	10.50	2031/2031	0	0
RON	19 642	2.23	2026/2026	20 209	2.23
ARS	11 854	24.40	2028/2028	0	0
TRY	5 122	10.16	2027/2027	11 830	10.65
RUB	0	0	N/A	20 317	4.25
TOTAL	**468 103 988**			**431 702 527**	

(*) Weighted average interest rates at balance sheet date.

The principal and interest of certain structured borrowings are linked to stock exchange indexes (historical value: EUR 500m at June 30, 2026 and EUR 500m at December 31, 2025). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2026, the Bank held 59.63% of the EIF's subscribed capital (59.67% as at December 31, 2025).

Under the terms of the replacement share purchase undertaking ('RSPU'), the Bank offered to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 692,236.15 per share as at June 30, 2026. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, net of the dividend decided by the EIF's General Meeting. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at June 30, 2026 | 25

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2026 (Unaudited)		31.12.2025
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		36 848 066		36 233 232
Commitments:				
- Undisbursed loans				
- credit institutions	23 018 667		26 408 564	
- customers	108 245 537		107 154 243	
		131 264 204		133 562 807
- Undisbursed shares and other variable-yield securities and participating interests				
- Undisbursed private equity and venture capital operations	7 323 150		7 126 335	
- Undisbursed equity investments and infrastructure funds	4 543 759		4 174 972	
- EBRD capital uncalled	712 630		712 630	
- Undisbursed other investments	2 868 837		2 700 559	
		15 448 375		14 714 496
- Securities receivable		40 812		0
- Borrowings launched but not yet settled		22 048		223 950
Assets held on behalf of third parties:				
- Innovation Fund	15 410 429		14 102 137	
- Modernisation fund	10 338 391		7 224 104	
- Investment Facility Cotonou	3 565 801		3 519 226	
- RRF-FI	2 799 296		3 892 094	
- InnovFin	2 066 991		2 085 519	
- InvestEU	1 538 251		1 638 036	
- NER300	1 096 839		1 097 186	
- Pan-European Guarantee Fund	933 924		814 876	
- CEF	842 879		836 775	
- Partnership Platform for Funds	814 110		790 050	
- ESIF	800 405		804 956	
- REG	346 529		337 298	
- EU-Africa Infrastructure Trust Fund	290 887		323 905	
- Decentralised Financial Instruments	282 632		273 858	
- COSME LGF & EFG	277 921		283 536	
- JEREMIE	236 656		228 139	
- ACP Trust Fund EC Compartment	204 526		201 664	
- Trust accounts with ETCI	200 817		249 360	
- SME initiative Italy	199 147		204 044	
- SME initiative Romania	190 609		192 617	
- European Fund for Strategic Investments ('EFSI EIF')	161 020		164 849	
- HDW POLIO IG	131 397		108 356	
- EU for Ukraine Fund	123 356		122 391	
- Special Section	88 200		90 108	
- InvestEU Advisory Hub	75 223		93 626	
- GIF 2007	74 074		58 898	
- EFSI-EIAH	69 615		28 662	
- NPI	65 860		69 952	
- EaSI	64 836		68 745	
- Private Finance for Energy Efficiency Instrument	59 577		59 775	
- InnovFin SME Guarantee	56 482		53 672	
- SMEG 2007	56 168		55 868	
- DCFTA	52 010		50 931	
- NDICI IW1, IW2 and IW4	50 857		48 218	
- NIF Risk Capital Facility	50 164		47 587	
- Cultural Creative Sectors Guarantee Facility	48 725		31 997	
- JESSICA Holding Funds	48 352		34 480	
- SME initiative Finland	46 624		48 849	
- ENPI	43 496		42 892	
- WB EDIF	41 642		43 849	

26 | SEC report as at June 30, 2026

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2026 (Unaudited)		31.12.2025
- Bundesministerium für Wirtschaft und Technologie	41 117		52 243	
- IPA II / IPA III	37 932		28 948	
- SME initiative Bulgaria	37 328		38 603	
- InnovFin Equity	35 453		38 801	
- SME initiative Malta	28 119		27 837	
- TTA Türkiye	28 041		27 972	
- FEMIP Trust Fund	26 787		24 733	
- SME initiative Spain	26 141		12 265	
- GCFF Jordan Private Sector Guarantee Facility	23 930		22 756	
- NIF Trust Fund	20 214		20 074	
- EU Support to Boost Africa	18 012		18 639	
- EPTA Trust Fund	17 919		17 976	
- German Future Fund Growth Facility	17 816		24 681	
- AECID	13 213		22 507	
- MAP guarantee	11 132		11 040	
- Natural Capital Financing Facility	9 654		9 449	
- KBC Climate & Infrastructure Private Investors Partnership	5 884		3 077	
- DESIREE	5 703		6 135	
- BIF	4 564		11 603	
- FTPL (Future Tech Poland)	4 391		0	
- LFA-EIF Facility	4 358		1 542	
- AGRI	3 917		4 025	
- GEEREF	3 456		3 431	
- EPIC	3 055		3 468	
- 3SIIF	2 643		2 667	
- EFSD Guarantee - SME Access to Finance Initiative	2 304		990	
- Alp GIP	1 786		2 754	
- Central Europe FoF	1 754		1 851	
- MAP Equity	1 731		1 668	
- Student Loan Guarantee Facility	1 700		1 696	
- fi-compass	1 690		1 791	
- PGFF	1 492		1 061	
- FoF mandates (virtual)	1 256		2 262	
- GEF-UNEP	1 110		1 057	
- EU Trade and Competitiveness Program	528		616	
- MDD	306		755	
- G43 Trust Fund	289		288	
- EU4Business Guarantee Facility Ukraine	247		265	
- EU4Business Guarantee Facility	216		238	
- German Corona Matching Facility (CMF)	210		854	
- PFSI	199		219	
- TTP	198		197	
- AIP Kulima	186		244	
- AIP Zambia	138		178	
- European Technology Facility	35		44	
- GGF	7		7	
- GAGF	5		5	
- JASPERS	0		1 529	
- TARGET	0		1 269	
		44 292 884		40 879 395
Other items:				
- Notional value of interest rate swaps		670 898 828		631 978 110
- Notional value of currency swap contracts payable		218 409 050		208 844 111
- Notional value of currency swap contracts receivable		217 821 562		205 154 785
- Notional amount of futures contracts		52 402 697		44 442 868
- Notional value of short-term currency swap contracts receivable		42 116 127		22 930 155
- Notional value of short-term currency swap contracts payable		41 424 589		23 008 868
- Put option granted to EIF minority shareholders		543 405		513 499
- Special deposits for servicing borrowings		374 139		489
- Currency swaps launched but not yet settled receivable		22 048		0
- Currency swaps launched but not yet settled payable		21 913		0

SEC report as at **June 30, 2026** | 27

EIB BALANCE SHEET AS AT JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

ASSETS		30.06.2026 (Unaudited)		31.12.2025
1. Cash in hand, balances with central banks and post office banks		217 170		257 807
2. Treasury bills and other bills eligible for refinancing with central banks		45 280 211		39 857 574
3. Loans and advances to credit institutions				
a) repayable on demand	1 133 031		1 024 594	
b) other loans and advances	57 210 477		33 561 528	
c) loans	88 214 100		87 587 263	
		146 557 608		122 173 385
4. Loans and advances to customers				
a) other loans and advances	116 939		118 171	
b) loans	359 158 282		352 723 030	
c) value adjustments	- 737 526		- 701 308	
		358 537 695		352 139 893
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 256 726		5 149 311	
b) issued by other borrowers	6 044 411		5 654 419	
		11 301 137		10 803 730
6. Shares and other variable-yield securities		10 701 465		10 274 031
7. Participating interests		463 605		470 735
8. Shares in affiliated undertakings		1 577 504		1 578 581
9. Intangible assets		167 795		156 057
10. Tangible assets		500 012		457 280
11. Other assets		360 674		441 386
12. Prepayments and accrued income		15 057 682		12 227 346
TOTAL ASSETS		590 722 558		550 837 805

LIABILITIES		30.06.2026 (Unaudited)		31.12.2025
1. Amounts owed to credit institutions				
a) repayable on demand	216 542		446 323	
b) with agreed maturity or periods of notice	2 501 772		984 159	
		2 718 314		1 430 482
2. Amounts owed to customers				
a) repayable on demand	3 493 943		4 178 811	
b) with agreed maturity or periods of notice	2 555 000		13 146	
		6 048 943		4 191 957
3. Debts evidenced by certificates				
a) debt securities in issue	460 117 363		424 728 413	
b) others	7 986 625		6 974 114	
		468 103 988		431 702 527
4. Other liabilities		4 263 526		4 202 977
5. Accruals and deferred income		16 137 977		17 555 687
6. Provisions				
a) pension plans and health insurance scheme	5 515 722		5 348 429	
b) provision in respect of guarantee operations	147 153		78 929	
c) provision for commitment on loans	11 050		0	
		5 673 925		5 427 358
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	22 244 830		20 020 604	
c) special activities reserve	14 897 008		14 015 155	
d) general loan reserve	2 114 703		2 495 377	
		64 136 102		61 410 697
9. Profit for the financial period/year		1 449 068		2 725 405
TOTAL LIABILITIES		590 722 558		550 837 805

28 | SEC report as at June 30, 2026

EIB OFF BALANCE SHEET AS AT JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2026 (Unaudited)		31.12.2025
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		25 043 124		25 704 610
Commitments:				
- EIF capital uncalled		3 516 000		3 518 400
- Undisbursed loans				
- credit institutions	25 882 663		29 064 622	
- customers	108 245 537		107 154 243	
		134 128 200		136 218 865
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	5 924 046		5 766 636	
- Undisbursed equity investments and infrastructure funds	4 543 759		4 174 972	
- EBRD capital uncalled	712 630		712 630	
		11 180 435		10 654 238
- Securities receivable		40 812		0
- Borrowings launched but not yet settled		22 048		223 950
Assets held on behalf of third parties:				
- Innovation Fund	15 410 429		14 102 137	
- Modernisation Fund	10 338 391		7 224 104	
- Investment Facility Cotonou	3 565 801		3 519 226	
- EIF treasury	2 357 298		2 337 099	
- InnovFin	2 066 991		2 085 519	
- RRF-FI	1 621 762		2 646 427	
- InvestEU	1 531 194		1 631 030	
- NER300	1 096 839		1 097 186	
- Pan-European Guarantee Fund	933 924		814 876	
- CEF	842 879		836 775	
- Partnership Platform for Funds	814 110		790 050	
- EU-Africa Infrastructure Trust Fund	290 887		323 905	
- Decentralised Financial Instruments	282 632		273 858	
- ACP Trust Fund EC Compartment	204 526		201 664	
- HDW POLIO IG	131 397		108 356	
- EU for Ukraine Fund	123 356		122 391	
- Special Section	88 200		90 108	
- InvestEU Advisory Hub	75 223		93 626	
- EFSI-EIAH	69 615		28 662	
- Private Finance for Energy Efficiency Instrument	59 577		59 775	
- DCFTA	52 010		50 931	
- NDICI IW1, IW2 and IW4	50 857		48 218	
- NIF Risk Capital Facility	50 164		47 587	
- JESSICA Holding Funds	48 352		34 480	
- ENPI	43 496		42 892	
- IPA II / IPA III	37 932		28 948	
- FEMIP Trust Fund	26 787		24 733	
- GCFF Jordan Private Sector Guarantee Facility	23 930		22 756	
- NIF Trust Fund	20 214		20 074	
- EU Support to Boost Africa	18 012		18 639	
- EPTA Trust Fund	17 919		17 976	
- AECID	13 213		22 507	
- Natural Capital Financing Facility	9 654		9 449	
- DESIREE	5 703		6 135	
- EPIC	3 055		3 468	
- EFSD Guarantee - SME Access to Finance Initiative	2 304		990	
- fi-compass	1 690		1 791	
- GEF-UNEP	1 110		1 057	
- EU Trade and Competitiveness Program	528		616	

SEC report as at **June 30, 2026** | 29

EIB OFF BALANCE SHEET AS AT JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000) (continued)

		30.06.2026 (Unaudited)		31.12.2025
- EU4Business Guarantee Facility Ukraine	247		265	
- EU4Business Guarantee Facility	216		238	
- PFSI	199		219	
- AIP Kulima	186		244	
- AIP Zambia	138		178	
- JASPERS	0		1 529	
- TARGET	0		1 269	
		42 332 947		38 793 963
Other items				
- Notional value of interest rate swaps		670 898 828		631 978 110
- Notional value of currency swap contracts payable		218 409 050		208 844 111
- Notional value of currency swap contracts receivable		217 821 562		205 154 785
- Notional amount of futures contracts		52 402 697		44 442 868
- Notional value of short-term currency swap contracts receivable		42 116 127		22 930 155
- Notional value of short-term currency swap contracts payable		41 424 589		23 008 868
- Put option granted to EIF minority shareholders		543 405		513 499
- Special deposits for servicing borrowings		374 139		489
- Currency swaps launched but not yet settled receivable		22 048		0
- Currency swaps launched but not yet settled payable		21 913		0

30 | SEC report as at **June 30, 2026**

EIB PROFIT AND LOSS ACCOUNT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			H1 2026 (Unaudited)		H1 2025 (Unaudited)		2025
1.	**Interest receivable and similar income**		**14 776 851**		**15 729 801**		**24 177 443**
2.	**Interest payable and similar charges**		**- 12 937 697**		**- 13 990 655**		**- 20 663 161**
3.	**Income from securities**						
	a) income from shares and other variable-yield securities	443 439		311 586		924 405	
	b) income from shares in affiliated undertakings	15 123		15 714		15 714	
			458 562		**327 300**		**940 119**
4.	**Commissions receivable**		**204 217**		**210 773**		**445 382**
5.	**Commissions payable**		**- 168 848**		**- 188 849**		**- 399 600**
6.	**Net result on financial operations**		**- 30 674**		**- 36 791**		**- 122 585**
7.	**Net other operating income and expense**		**18 421**		**22 844**		**67 992**
8.	**General administrative expenses**						
	a) staff costs	- 516 878		- 479 652		- 1 005 051	
	b) other administrative expenses	- 171 351		- 161 659		- 362 379	
			- 688 229		**- 641 311**		**- 1 367 430**
9.	**Value adjustments in respect of tangible and intangible assets**						
	a) tangible assets	- 12 232		- 13 414		- 33 792	
	b) intangible assets	- 26 081		- 18 830		- 64 362	
			- 38 313		**- 32 244**		**- 98 154**
10.	**Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities**		**- 149 057**		**- 203 638**		**- 247 609**
11.	**Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings**		**3 835**		**- 15 804**		**- 6 992**
12.	**Profit for the financial period/year**		**1 449 068**		**1 181 426**		**2 725 405**

A reclassification was made for H1 2025 in order to improve the readability of the financial statements. See NOTE A.

SEC report as at **June 30, 2026** | 31

EIB CASH FLOW STATEMENT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2026 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2026 (Unaudited)	H1 2025 (Unaudited)	2025
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 449 068**	**1 181 426**	**2 725 405**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	149 057	203 638	247 609
Value adjustments in respect of tangible and intangible assets, and write-off	38 313	32 244	98 171
Value (re-)adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests	484 480	47 316	143 215
Gain from sale of EIF shares	- 893	0	- 2 382
Change in provisions on pension plans and health insurance scheme	144 600	109 494	247 068
Net interest income	- 1 839 154	- 1 739 146	- 3 514 282
Effect of exchange rate changes	16 110	- 87 065	- 74 512
	441 581	**- 252 093**	**- 129 708**
Disbursements of loans and advances to credit institutions and customers	- 26 104 184	- 20 275 752	- 53 651 765
Repayments of loans and advances to credit institutions and customers	19 788 433	23 219 269	47 815 355
Change in other loans and advances	- 3 826 746	874 564	803 530
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	44 023	- 109 272	- 152 382
Change in treasury operational portfolios	- 1 842 391	- 12 469 503	- 1 377 225
Change in amounts owed to credit institutions and customers	3 144 818	5 044 123	1 547 794
Payments and annual contributions to pension plans and health insurance scheme during the period/year	22 693	25 424	52 046
Change in other assets and other liabilities	148 663	9 563	- 162 052
Change in prepayments and accrued income and in accruals and deferred income	- 417 178	- 1 875 755	- 4 731 625
Interest received	11 445 338	12 226 470	21 551 326
Interest paid	- 10 039 546	- 10 387 233	- 18 058 856
Net cash used in operating activities	**- 7 194 496**	**- 3 970 195**	**- 6 493 562**
B. Cash flows from investing activities:			
Purchase of EIF shares	0	- 3 283	- 3 283
Sale of EIF shares	1 970	0	5 253
Securities in Long-Term HQLA Portfolio purchased during the period/year	- 3 239 241	- 2 688 510	- 3 686 986
Securities from Long-Term HQLA Portfolio matured or sold during the period/year	20 800	90 498	161 698
Purchase of loan substitutes included in the debt securities portfolios	- 1 667 432	- 1 994 230	- 5 110 828
Redemption of loan substitutes included in the debt securities portfolios	1 154 437	1 607 764	5 332 901
Additions on shares and other variable-yield securities	- 1 001 268	- 732 449	- 1 699 753
Reflows on shares and other variable-yield securities	85 525	569 548	1 257 743
Additions on participating interests	- 13 521	- 14 882	- 37 951
Reflows on participating interests	24 487	26 403	37 003
Purchase of tangible and intangible assets	- 92 783	- 98 217	- 231 961
Net cash used in investing activities	**- 4 727 026**	**- 3 237 358**	**- 3 976 164**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	76 205 209	72 630 054	113 139 018
Redemption of debts evidenced by certificates	- 44 535 939	- 48 105 757	- 107 429 294
Member States' contribution	0	159 848	159 848
Net cash generated from financing activities	**31 669 270**	**24 684 145**	**5 869 572**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial period/year	**32 779 091**	**37 973 836**	**37 973 836**
Net cash from:			
Operating activities	- 7 194 496	- 3 970 195	- 6 493 562
Investing activities	- 4 727 026	- 3 237 358	- 3 976 164
Financing activities	31 669 270	24 684 145	5 869 572
Effect of exchange rate changes on cash held	334 621	- 584 223	- 594 591
Cash and cash equivalents at the end of financial period/year	**52 861 460**	**54 866 205**	**32 779 091**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	4 144	9	758
Money market securities	149 575	439 373	0
Loans and advances to credit institutions and customers:			
Repayable on demand	1 133 031	970 672	1 024 594
Other loans and advances	51 574 710	53 456 151	31 753 739
	52 861 460	**54 866 205**	**32 779 091**

32 | SEC report as at June 30, 2026

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of preparation

The unaudited condensed financial statements of the European Investment Bank (the "Bank") as at June 30, 2026 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2026 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2026.

The audited financial statements as at and for the financial year ended December 31, 2025 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed financial statements as at and for the six-month period ended June 30, 2026 are based on the same principles[3].

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank's annual report for the financial year ended December 31, 2025.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2026	To credit institutions	To customers	Total
- Disbursed portion	88 214 100	359 158 282	447 372 382
- Undisbursed portion	25 882 663	108 245 537	134 128 200
Aggregate loans granted	114 096 763	467 403 819	581 500 582

Analysis of aggregate loans granted (before provisions) as at December 31, 2025	To credit institutions	To customers	Total
- Disbursed portion	87 587 263	352 723 030	440 310 293
- Undisbursed portion	29 064 622	107 154 243	136 218 865
Aggregate loans granted	116 651 885	459 877 273	576 529 158

[3] In order to better reflect the underlying nature of the costs incurred by the Bank in the context of technical assistance activities under mandates, the Bank decided in 2025 to classify the related external costs (i.e. the portion which is fully recharged to mandators) under "Net other operating income and expense" instead of "General administrative expenses – b) other administrative expenses". Using the same rationale, all related income (i.e. recharges) received from the mandators for technical assistance activities has also been classified under "Net other operating income and expense" instead of "Commissions receivable". This reclassification has been applied as well to June 30, 2025 comparative figures. The impact for the six-month period ended June 30, 2025 is on the following captions: "Commissions receivable" (EUR '000 -33,173), "Net other operating income and expense" (EUR '000 15,005), "General administrative expenses" (EUR '000 18,168).

SEC report as at **June 30, 2026** | 33

EIB is continuously assessing its portfolio in view of heightened geopolitical risks, particularly those arising from the recent military escalation in the Gulf region. While it is too early to assess long-term implications for the overall loan portfolio, the evolving market conditions and sector-specific pressures are being closely monitored. Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2026 and as at December 31, 2025 as follows: Value adjustments on loans and advances (in EUR ‘000) Balance sheet caption Type of value adjustment 30.06.2026 31.12.2025 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 0 0 Loans and advances to customers c) value adjustments Collective 0 0 Specific 737,526 701,308 Total value adjustments 737,526 701,308 NOTE C Shares in affiliated undertakings The European Investment Fund The capital paid in by the Bank in respect of its subscription of EUR‘000 4,395,000 as at June 30, 2026 (EUR‘000 4,398,000 as at December 31, 2025) to the capital of the European Investment Fund (the “EIF”), with its registered office in Luxembourg, amounted to EUR‘000 1,577,504 as at June 30, 2026 (December 31, 2025: EUR‘000 1,578,581). As at June 30, 2026, the Bank held 59.63% of the EIF’s subscribed capital (59.67% as at December 31, 2025). Commitment to purchase the remaining EIF shares at a fixed price Under the terms of the replacement share purchase undertaking (‘RSPU’), the Bank offered to buy the remaining subscribed shares from the EIF’s minority shareholders, other than the ones subscribed by the European Commission (‘EC’), for a price of EUR 692,236.15 per share as at June 30, 2026. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, net of the dividend decided by the EIF’s General Meeting. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised. 34 | SEC report as at June 30, 2026

NOTE D Debts evidenced by certificates (in EUR '000)

CURRENCY	CARRYING AMOUNT AT 30.06.2026 (UNAUDITED)	AVERAGE RATE (*) 30.06.2026 (UNAUDITED)	DUE DATES (EARLIEST/LATEST) (UNAUDITED)	CARRYING AMOUNT AT 31.12.2025	AVERAGE RATE (*) 31.12.2025
EUR	270 125 950	1.87	2026/2061	258 847 100	1.72
USD	127 680 016	3.59	2026/2058	107 372 339	3.41
GBP	32 740 052	3.98	2026/2054	30 910 367	3.85
PLN	10 060 528	3.48	2026/2043	9 254 916	3.34
AUD	9 804 175	3.35	2026/2040	8 372 690	3.18
SEK	3 919 863	2.29	2026/2040	4 064 594	2.21
CHF	2 580 984	1.91	2027/2038	2 550 676	2.01
NOK	2 449 052	3.52	2027/2037	2 338 934	3.52
CAD	1 973 371	2.91	2028/2045	1 985 150	2.91
ZAR	1 939 906	7.72	2026/2035	1 860 182	7.72
BRL	761 983	11.28	2027/2035	305 843	11.38
HKD	723 559	2.83	2027/2031	97 306	3.35
INR	715 766	6.88	2029/2035	731 085	6.88
DKK	602 055	0.00	2031/2031	645 899	0.13
JPY	585 551	2.47	2027/2053	913 651	2.26
MXN	567 754	6.90	2027/2033	487 736	6.86
NZD	360 052	3.27	2027/2028	355 741	3.27
CZK	183 571	3.94	2027/2034	202 281	3.83
CNY	129 343	2.56	2026/2026	291 751	2.65
EGP	66 041	16.26	2027/2028	35 858	15.75
HUF	44 906	4.83	2031/2033	0	0
GEL	27 442	8.03	2028/2028	26 072	8.03
COP	25 450	10.50	2031/2031	0	0
RON	19 642	2.23	2026/2026	20 209	2.23
ARS	11 854	24.40	2028/2028	0	0
TRY	5 122	10.16	2027/2027	11 830	10.65
RUB	0	0	N/A	20 317	4.25
TOTAL	**468 103 988**			**431 702 527**	

(*) Weighted average interest rates at balance sheet date.

The principal and interest of certain structured borrowings are linked to stock exchange indexes (historical value: EUR 500m at June 30, 2026 and EUR 500m at December 31, 2025). All such borrowings are hedged in full through structured swap operations.

SEC report as at **June 30, 2026** | 35